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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 AUGUST 1, 2006

                          ----------------------------

                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                                    FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


            0-27551                                      65-0358792
   (Commission File Number)                   (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                    SUITE #9
                              LAS VEGAS, NV 89120
                        (Address of Principal Executive
                             Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)

                                 QORUS.COM, INC.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
ITEM  3.03  MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.

     As set forth in a Definitive Information Statement on Schedule 14C, filed by the Registrant with the Securities and Exchange Commission on July 7, 2006, and pursuant to Articles of Amendment to the Registrant's Articles of Incorporation (the "Amendment"), as filed with the Secretary of State of the State of Florida on August 1, 2006, the Registrant:

     -    changed  its  name  to  DigitalFX  International,  Inc.,

     - caused an increase to its authorized shares of Common Stock from 50,000,000 to 100,000,000 shares, and

     -    caused  a  1-for-50  reverse  stock  split.

     The Registrant's Board of Directors, shareholders holding an aggregate of 83% of the voting power of the Registrant's Series A Preferred Stock, and shareholders holding an aggregate of 82.7% of the Registrant's total combined voting power, approved the foregoing actions on June 22, 2006.

     The post-reverse-stock-split Common Stock of the Registrant began trading on the OTC Bulletin Board under the new ticker symbol "DFXN" as of August 2, 2006.

     In  connection  with  the  reverse  stock  split,

     - shareholders holding less than 100 shares of Common Stock of the Registrant as of August 1, 2006 were not affected,

     - shareholders holding 5000 or fewer shares of Common Stock, but at least 100 shares of Common Stock, of the Registrant, were provided special treatment such that after the reverse stock split, those holders continue to hold 100 shares of the Registrant's Common Stock; and

     - no fractional shares resulted as all fractional shares were rounded up to the next round whole number.

     Pursuant to the provisions of the Registrant's Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Florida on June 7, 2006, the effectiveness of the Amendment on August 1, 2006 caused a mandatory conversion of the Registrant's Series A Convertible Preferred Stock whereby the holders of such stock are entitled to receive (without further action by them) in the aggregate, taking into account the reverse stock split, 21,150,959 shares of the Registrant's Common Stock, representing approximately 95.8% of the outstanding shares of the Registrant's Common Stock as of August 1, 2006. As a result of the mandatory conversion of the Series A Convertible Preferred Stock, the Registrant no longer has any shares of Preferred Stock outstanding.

     As of August 1, 2006, the Common Stock shareholders of the Registrant (other than the former holders of Series A Convertible Preferred Stock), taking into account the mandatory conversion of the Series A Convertible Preferred Stock and the reverse stock split, hold approximately 923,497 shares of the Registrant's Common Stock, representing approximately 4.2% of the outstanding shares of the Registrant's Common Stock as of such date.

     The Registrant's Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Florida on June 7, 2006, is attached as Exhibit 3.2 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 19, 2006, and is incorporated herein by reference.

     On August 1, 2006, the Registrant issued a press release announcing the effectiveness of the Registrant's name change, increase in authorized shares and reverse split, and the new ticker symbol of the Registrant. The foregoing release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial  statements  of  business  acquired.  Not  applicable.
          ---------------------------------------------

     (b)  Pro forma  financial  information.  Not  applicable.
          ----------------------------------

     (c)  Shell Company  Transactions.  Not  applicable.
          ----------------------------

     (d)  Exhibits.
          --------

          99.1      Press Release  issued  by  the  Registrant  on  August  1,
                    2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIGITALFX INTERNATIONAL,  INC.

Date:  August 4, 2006                   By:  /s/ Craig Ellins
                                             -----------------------------------
                                             Craig Ellins
                                             Chairman,Chief  Executive  Officer
                                             and  President


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                                  EXHIBIT INDEX


Exhibit Number                                  Description of Exhibit
--------------                    ----------------------------------------------

     99.1                          Press  Release  issued  by  the  Registrant
                                   on   August  1,  2006.